Exhibit 99.1

BROCADE CONTACTS
Public Relations John Noh Tel: 408-333-5108 jnoh@brocade.com	Investor Relations Robert Eggers Tel: 408-333-8797 reggers@brocade.com
Brocade Reports Fiscal Q2 2013 Results

SAN JOSE, Calif., May 16, 2013 — Brocade® (NASDAQ: BRCD) today reported financial results for its second fiscal quarter ended April 27, 2013. Brocade reported second quarter revenue of $538.8 million, down slightly year-over-year and down 8% quarter-over-quarter. The company reported GAAP diluted earnings per share (EPS) of $0.10, up from $0.08 per diluted share in Q2 2012. Non-GAAP diluted EPS was $0.17, up from $0.15 in Q2 2012.
“Our storage area networking revenues did not meet our original expectations for Q2 due to short-term slowing in the storage market and execution challenges at certain of our large OEM partners. I believe the longer-term market opportunity for our SAN products continues to be favorable, supported by the fact that our Gen 5 (16 Gbps) Fibre Channel products exceeded 50% of our shipments of directors and switches in the quarter,” said Lloyd Carney, CEO of Brocade. “Also in Q2, Brocade experienced strong year-over-year growth of our IP networking product sales highlighted by the performances of our Ethernet fabric, routing, and refreshed campus LAN portfolios. We were also able to increase profitability in a challenging environment.”

Mr. Carney continued, “Following a thorough inspection of the business during my first four months as CEO, I believe that Brocade is well-positioned to be a leader in the new era of networking. To do so, we need to be more focused as a company and deliver consistent, profitable growth. We intend to improve our execution by aligning our business and focusing our team on fewer, but larger opportunities, such as data center networking, where we can leverage our expertise and reputation for innovation and quality. Our strategy is to deliver solutions that allow customers to increase returns from their information technology investments in traditional data center architectures as well as highly virtualized, cloud-enabled networks where enterprises and service providers are looking for improved performance at a lower cost of ownership. With a commitment to increasing profitability, managing expenses, and improving cash flow, I believe we can increase shareholder value.”

Summary of Q2 2013 results:

•
Storage Area Networking (SAN) business revenue, including products and services, was $374.4 million, down 6% year-over-year and 10% sequentially due to soft demand in the overall storage market that impacted the company's revenue from some of its OEM partners. SAN product revenue decreased 7% year-over-year and 12% sequentially. Although revenue was lower year-over-year for directors, switches, and embedded products, Brocade's industry-leading Gen 5 (16 Gbps) Fibre Channel products represented approximately 52% of director and switch revenue in the quarter, higher than the 23% reported in Q2 2012 and 42% in Q1 2013.

•
IP Networking business revenue, including products and services, was $164.4 million, up 15% year-over-year and down 4% quarter-over-quarter. The year-over-year growth was driven by solid growth in Ethernet switch revenue, up 13% year-over-year, and routing revenue, up 34% year-over-year, which offset lower sales of application delivery products. The sequential decline in IP Networking revenue was principally due to lower application delivery product revenue as well as lower Ethernet switch sales into the U.S. federal government, which is typical in the company's second fiscal quarter.

•
GAAP gross margin was 62.0% and non-GAAP gross margin was 65.1% in Q2 2013, compared with 62.0% and 64.8% in Q2 2012, respectively. The year-over-year improvement in non-GAAP gross margin was due in part to a more favorable product mix within the IP Networking segment. Gross margin declined quarter-over-quarter due to lower overall revenue and an unfavorable revenue mix to lower margin IP Networking segment products from SAN segment products.

•
GAAP operating margin was 10.6% and non-GAAP operating margin was 19.0% in Q2 2013, compared with 9.5% and 18.6% in Q2 2012, respectively. The year-over-year improvement in operating margin was due to the higher gross margin noted above. Operating margin declined quarter-over-quarter due to lower revenue and gross margin. Non-GAAP operating expenses of $248.2 million were down slightly both year-over-year and quarter-over-quarter.

•
Operating cash flow was $119.6 million in Q2 2013, down 15% from Q2 2012 and up 101% quarter-over-quarter in a seasonally strong quarter for cash generation. The lower operating cash flow year-over-year was due to a higher accounts receivable balance as shipments in Q2 2013 returned to more normal linearity. Operating cash flow was higher quarter-over-quarter as Q1 2013 included the payment of sales commissions and other employee variable compensation earned in the prior year as well as the semi-annual payment of the interest on our outstanding notes.

•
GAAP diluted EPS was $0.10 in Q2 2013, up 22% year-over-year, and non-GAAP diluted EPS of $0.17 was up 10% year-over-year. The company recorded a tax benefit of approximately $0.02 per share resulting from the final resolution of various federal tax audits during the quarter.

•
Average diluted shares outstanding for Q2 2013 were 466.9 million shares, down 2% year-over-year and up slightly quarter-over-quarter. The company repurchased 6.8 million shares for $38.6 million during Q2 2013. Subsequent to the end of Q2 2013, the company has repurchased an additional 9.3 million shares for $51.1 million and has approximately $411 million remaining in the Board-authorized share repurchase program as of May 15, 2013.

Brocade management will host a conference call to discuss fiscal second quarter results and fiscal third quarter outlook today at 2:30 p.m. PT (5:30 p.m. ET). To access the Webcast please go to www.brcd.com/events.cfm. A replay of the conference call, prepared comments and slides, as well as a written transcript, will be available at www.brcd.com.
Other Q2 2013 product, customer and partner announcements are available at http://newsroom.brocade.com/.
Brocade (www.brocade.com)
130 Holger Way, San Jose, CA. 95134
T. 408.333.8000 F. 408.333.8101
Financial Highlights and Additional Financial Information

	Q2 2013		Q1 2013		Q2 2012
Revenue	$539	M	$589	M	$543	M
GAAP net income (loss)	$47	M	($21M)		$39	M
Non-GAAP net income	$78	M	$99	M	$72	M
GAAP EPS — diluted	$0.10		$(0.05)		$0.08
Non-GAAP EPS — diluted	$0.17		$0.21		$0.15
GAAP gross margin	62.0%		63.5%		62.0%
Non-GAAP gross margin	65.1%		66.0%		64.8%
GAAP operating income	$57	M	$93	M	$52	M
Non-GAAP operating income	$103	M	$138	M	$101	M
GAAP operating margin	10.6%		15.8%		9.5%
Non-GAAP operating margin	19.0%		23.5%		18.6%
Adjusted EBITDA (1)	$120	M	$162	M	$123	M
Cash provided by operations	$120	M	$59	M	$140	M
•Q2 2013 effective GAAP tax benefit rate was (0.4)% and effective non-GAAP tax rate was 15.9%.
•Q2 2013 total Storage Area Networking (SAN) port shipments were approximately 1.0 million.
Please see important note of explanation on non-GAAP financial measures below, including a detailed reconciliation between GAAP and non-GAAP information in the tables included herein.

1)	Adjusted EBITDA is as defined in the Term Debt Credit Agreement.

Financial Highlights and Additional Financial Information (Continued)

	Q2 2013	Q1 2013	Q2 2012
As a % of total revenues:
OEM revenues	66%	67%	70%
Channel/Direct revenues	34%	33%	30%
10% or greater customer revenues	45%	46%	58%
Domestic revenues	58%	62%	65%
International revenues	42%	38%	35%
SAN product revenues	59%	61%	63%
IP Networking product revenues	25%	24%	21%
Global Services revenue	16%	15%	16%
SAN business revenues (2)	69%	71%	74%
IP Networking business revenues (2)	31%	29%	26%
Estimates as a % of IP Networking business revenues:
Enterprise, excluding Federal	49%	47%	54%
Federal	13%	15%	11%
Service Provider	38%	38%	35%

	Q2 2013		Q1 2013		Q2 2012
Cash, cash equivalents and short-term investments	$764	M	$684	M	$545	M
Restricted cash (3)	$—		$312	M	$—
Deferred revenues	$302	M	$296	M	$278	M
Capital expenditures	$13	M	$18	M	$21	M
Total debt, net of discount (3)	$599	M	$900	M	$670	M
Days sales outstanding	40 days		34 days		36 days
Employees at end of period	4,648		4,604		4,600
2) SAN and IP Networking business revenues include product, support and services revenues.
3) Q1 2013 restricted cash was used to redeem $300M of 2018 notes on February 21, 2013.

Non-GAAP Financial Measures
This press release contains non-GAAP financial measures. In evaluating Brocade's performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP.
Management believes that non-GAAP financial measures used in this press release allow management to gain a better understanding of Brocade's comparative operating performance both from period to period, and to its competitors' operating results. Management also believes these non-GAAP financial measures help indicate Brocade's baseline performance before gains, losses or charges that are considered by management to be outside ongoing operating results. Accordingly, management uses these non-GAAP financial measures for planning and forecasting of future periods and in making decisions regarding operations performance and the allocation of resources. Management believes these non-GAAP financial measures, when read in conjunction with Brocade's GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of Brocade's ongoing operating results;

•	the ability to make more meaningful comparisons of Brocade's operating performance against industry and competitor companies;

•	the ability to better identify trends in Brocade's underlying business and to perform related trend analysis;

•	a better understanding of how management plans and measures Brocade's underlying business; and

•	an easier way to compare Brocade's most recent results of operations against investor and analyst financial models.
Management excludes certain gains or losses and benefits or costs in determining non-GAAP net income that are the result of infrequent events or arise outside the ordinary course of Brocade's continuing operations. Management believes that it is appropriate to evaluate Brocade's operating performance by excluding those items that are not indicative of ongoing operating results or limit comparability. Such items include: (i) provision or benefit associated with certain pre-acquisition litigation (ii) legal fees associated with certain pre-acquisition litigation, (iii) legal fees associated with indemnification obligations and other related costs, net, (iv) acquisition and integration costs, (v) loss on sale of property, (vi) interest expense related to the adoption of new standards relating to convertible debt instruments, (vii) call premium cost and original issue discount and debt issuance costs of debt related to lenders that did not participate in refinancing, (viii) loss on sale of subsidiary, and (ix) specific non-cash and non-recurring tax benefits or detriments.
Management also excludes the following non-cash charges in determining non-GAAP net income (i) stock-based compensation expense and (ii) amortization of purchased intangible assets. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, management believes that the exclusion of stock-based compensation allows for more accurate comparisons of our operating results to our peer companies. Management also believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for Brocade's newly acquired and long-held businesses.
Finally, management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.
Limitations These non-GAAP financial measures have limitations, however, because they do not include all items of income and expense that impact the Company. Management compensates for these limitations by also considering Brocade's GAAP results. The non-GAAP financial measures that Brocade uses are not prepared in accordance with, and should not be considered an alternative to measurements required by GAAP, such as operating income, net income and net income per share, and should not be considered measurements of Brocade's liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measurements reported by other companies.

Cautionary Statement
This press release contains statements that are forward-looking in nature, including statements regarding Brocade’s strategy, business prospects, organizational and business alignment, profitability, expense management, cash flow, and market conditions. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties which may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, changes in IT spending levels in one or more of our target markets including the data center, federal government and service provider sectors, customer acceptance of Brocade’s Ethernet fabric solutions, Brocade’s ability to continue to successfully innovate new products and services on a timely basis and achieve widespread market acceptance, and the effect of increasing market competition and changes in the industry. Certain of these and other risks are set forth in more detail in “Item 1A. Risk Factors” in Brocade's Quarterly Report on Form 10-Q for the fiscal quarter ended January 26, 2013 and in Brocade’s Annual Report on Form 10-K for the fiscal year ended October 27, 2012. Brocade does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.
About Brocade
Brocade (NASDAQ: BRCD) networking solutions help the world’s leading organizations transition smoothly to a world where applications and information reside anywhere. (www.brocade.com)
ADX, AnyIO, Brocade, Brocade Assurance, the B-wing symbol, DCX, Fabric OS, ICX, MLX, MyBrocade, OpenScript, VCS, VDX, and Vyatta are registered trademarks, and HyperEdge, The Effortless Network, and The On-Demand Data Center are trademarks of Brocade Communications Systems, Inc., in the United States and/or in other countries. Other brands, products, or service names mentioned may be trademarks of their respective owners.

© 2013 Brocade Communications Systems, Inc. All Rights Reserved.

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended		Six Months Ended
	April 27, 2013	April 28, 2012	April 27, 2013	April 28, 2012
	(In thousands, except per share amounts)
Net revenues
Product	$451,746	$456,104	$953,993	$932,406
Service	87,038	87,335	173,520	171,675
Total net revenues	538,784	543,439	1,127,513	1,104,081
Cost of revenues
Product	164,599	164,177	338,974	339,584
Service	40,073	42,180	80,502	82,646
Total cost of revenues	204,672	206,357	419,476	422,230
Gross margin	334,112	337,082	708,037	681,851
Operating expenses:
Research and development	98,429	92,931	196,119	182,250
Sales and marketing	145,316	158,855	294,327	311,543
General and administrative	20,037	18,790	39,114	37,140
Amortization of intangible assets	13,151	14,737	28,007	29,730
Total operating expenses	276,933	285,313	557,567	560,663
Income from operations	57,179	51,769	150,470	121,188
Interest expense	(10,432)	(12,729)	(36,800)	(25,775)
Interest and other income (loss), net	31	(452)	97	(1,448)
Income before income tax	46,778	38,588	113,767	93,965
Income tax expense (benefit)	(171)	(708)	88,073	(3,915)
Net income	$46,949	$39,296	$25,694	$97,880
Net income per share — basic	$0.10	$0.09	$0.06	$0.22
Net income per share — diluted	$0.10	$0.08	$0.06	$0.21
Shares used in per share calculation — basic	453,133	457,541	453,988	455,017
Shares used in per share calculation — diluted	466,919	476,848	466,620	472,793

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Three Months Ended		Six Months Ended
	April 27, 2013	April 28, 2012	April 27, 2013	April 28, 2012
	(In thousands)
Net income	$46,949	$39,296	$25,694	$97,880
Other comprehensive income (loss), net of tax:
Unrealized gains (losses) on cash flow hedges:
Change in unrealized gains and losses	(1,915)	(113)	(1,992)	(4,282)
Net (gains) losses reclassified into earnings	(32)	1,599	(210)	2,923
Net unrealized gains (losses) on cash flow hedges	(1,947)	1,486	(2,202)	(1,359)
Foreign currency translation adjustments	(1,762)	84	(2,142)	(1,476)
Total other comprehensive income (loss)	$(3,709)	$1,570	(4,344)	(2,835)
Total comprehensive income	$43,240	$40,866	$21,350	$95,045

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	April 27, 2013	October 27, 2012
	(In thousands, except par value)
Assets
Current assets:
Cash and cash equivalents	$764,298	$713,226
Accounts receivable, net of allowances for doubtful accounts of $831 and $833 at April 27, 2013 and October 27, 2012, respectively	239,311	233,139
Inventories	52,911	68,179
Deferred tax assets	54,710	91,539
Prepaid expenses and other current assets	53,265	49,496
Total current assets	1,164,495	1,155,579
Property and equipment, net	499,968	518,940
Goodwill	1,647,767	1,624,089
Intangible assets, net	85,807	109,265
Non-current deferred tax assets	80,824	136,175
Other assets	31,962	37,213
Total assets	$3,510,823	$3,581,261
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$101,266	$117,350
Accrued employee compensation	133,788	182,597
Deferred revenue	226,228	216,283
Current portion of long-term debt	2,306	1,977
Other accrued liabilities	85,634	92,261
Total current liabilities	549,222	610,468
Long-term debt, net of current portion	596,971	599,203
Non-current deferred revenue	76,218	76,907
Non-current income tax liability	38,514	55,387
Other non-current liabilities	3,305	3,476
Total liabilities	1,264,230	1,345,441
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.001 par value, 800,000 shares authorized:
Issued and outstanding: 452,841 and 456,913 shares at April 27, 2013 and October 27, 2012, respectively	453	457
Additional paid-in capital	1,998,617	2,009,190
Accumulated other comprehensive loss	(14,208)	(9,864)
Retained earnings	261,731	236,037
Total stockholders’ equity	2,246,593	2,235,820
Total liabilities and stockholders’ equity	$3,510,823	$3,581,261

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended
	April 27, 2013	April 28, 2012
	(In thousands)
Cash flows from operating activities:
Net income	$46,949	$39,296
Adjustments to reconcile net income to net cash provided by operating activities:
Excess tax benefits from stock-based compensation	(3,248)	(185)
Depreciation and amortization	43,964	47,419
Loss on disposal of property and equipment	1,057	40
Amortization of debt issuance costs and original issue discount	268	1,392
Call premium cost related to lenders that did not participate in refinancing	(9,939)	—
Net gains on investments	—	(12)
Provision for doubtful accounts receivable and sales allowances	2,206	3,164
Non-cash compensation expense	19,172	23,858
Changes in assets and liabilities:
Restricted cash	11,926	—
Accounts receivable	(24,811)	(1,638)
Inventories	6,980	(553)
Prepaid expenses and other assets	(12)	(1,311)
Deferred tax assets	157	170
Accounts payable	268	2,867
Accrued employee compensation	18,407	21,656
Deferred revenue	6,405	(353)
Other accrued liabilities	(134)	4,458
Net cash provided by operating activities	119,615	140,268
Cash flows from investing activities:
Proceeds from sale of subsidiary	—	250
Purchases of property and equipment	(13,082)	(20,713)
Net cash used in investing activities	(13,082)	(20,463)
Cash flows from financing activities:
Payment of principal related to senior secured notes	(300,000)	—
Payment of principal related to the term loan	—	(50,000)
Payment of debt issuance costs related to senior unsecured notes	(549)	—
Payment of principal related to capital leases	(491)	(464)
Common stock repurchases	(38,649)	(25,066)
Proceeds from issuance of common stock	12,087	15,320
Excess tax benefits from stock-based compensation	3,248	185
Decrease in restricted cash	300,000	—
Net cash used in financing activities	(24,354)	(60,025)
Effect of exchange rate fluctuations on cash and cash equivalents	(1,497)	320
Net increase in cash and cash equivalents	80,682	60,100
Cash and cash equivalents, beginning of period	683,616	484,239
Cash and cash equivalents, end of period	$764,298	$544,339

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended
	April 27, 2013	April 28, 2012
	(In thousands)
Cash flows from operating activities:
Net income	$25,694	$97,880
Adjustments to reconcile net income to net cash provided by operating activities:
Excess tax benefits from stock-based compensation	(5,440)	(1,332)
Non-cash tax charges	78,206	—
Depreciation and amortization	93,358	97,524
Loss on disposal of property and equipment	3,046	296
Amortization of debt issuance costs and original issue discount	665	2,626
Extinguishment of original issue discount and debt issuance costs related to lenders that did not participate in refinancing	5,360	—
Net gains on investments	—	(24)
Provision for doubtful accounts receivable and sales allowances	4,560	5,864
Non-cash compensation expense	38,322	45,677
Changes in assets and liabilities:
Accounts receivable	(10,561)	25,440
Inventories	16,605	(7,379)
Prepaid expenses and other assets	(1,714)	300
Deferred tax assets	322	192
Accounts payable	(14,692)	(6,689)
Accrued employee compensation	(54,163)	8,643
Deferred revenue	7,924	7,657
Other accrued liabilities	(8,387)	(9,356)
Net cash provided by operating activities	179,105	267,319
Cash flows from investing activities:
Proceeds from sale of subsidiary	—	35
Purchases of property and equipment	(31,568)	(38,269)
Net cash paid in connection with acquisition	(44,629)	—
Net cash used in investing activities	(76,197)	(38,234)
Cash flows from financing activities:
Proceeds from senior unsecured notes	296,250	—
Payment of principal related to senior secured notes	(300,000)	—
Payment of principal related to the term loan	—	(120,000)
Payment of debt issuance costs related to senior unsecured notes	(549)	—
Payment of principal related to capital leases	(975)	(920)
Common stock repurchases	(86,179)	(25,066)
Proceeds from issuance of common stock	35,899	47,261
Excess tax benefits from stock-based compensation	5,440	1,332
Net cash used in financing activities	(50,114)	(97,393)
Effect of exchange rate fluctuations on cash and cash equivalents	(1,722)	(1,555)
Net increase in cash and cash equivalents	51,072	130,137
Cash and cash equivalents, beginning of period	713,226	414,202
Cash and cash equivalents, end of period	$764,298	$544,339

BROCADE COMMUNICATIONS SYSTEMS, INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME
(Unaudited)

	Three Months Ended
	April 27, 2013	April 28, 2012
	(In thousands, except per share amounts)
Net income on a GAAP basis	$46,949	$39,296
Adjustments:
Stock-based compensation expense included in cost of revenues	3,541	4,596
Amortization of intangible assets expense included in cost of revenues	9,651	10,713
Provision associated with certain pre-acquisition litigation	3,460	—
Total gross margin adjustments	16,652	15,309
Stock-based compensation expense included in research and development	4,500	5,603
Stock-based compensation expense included in sales and marketing	8,012	10,687
Stock-based compensation expense included in general and administrative	3,119	2,972
Amortization of intangible assets expense included in operating expenses	13,151	14,737
Total operating expense adjustments	28,782	33,999
Total operating income adjustments	45,434	49,308
Income tax effect of non-tax adjustments	(14,814)	(16,380)
Non-GAAP net income	$77,569	$72,224
Non-GAAP net income per share — basic	$0.17	$0.16
Non-GAAP net income per share — diluted	$0.17	$0.15
Shares used in non-GAAP per share calculation — basic	453,133	457,541
Shares used in non-GAAP per share calculation — diluted	466,919	476,848

BROCADE COMMUNICATIONS SYSTEMS, INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME
(Unaudited)

	Six Months Ended
	April 27, 2013	April 28, 2012
	(In thousands, except per share amounts)
Net income on a GAAP basis	$25,694	$97,880
Adjustments:
Stock-based compensation expense included in cost of revenues	7,487	8,971
Amortization of intangible assets expense included in cost of revenues	20,431	24,803
Legal fees recovery associated with certain pre-acquisition litigation	—	(51)
Provision associated with certain pre-acquisition litigation	3,460	—
Total gross margin adjustments	31,378	33,723
Stock-based compensation expense included in research and development	9,185	10,631
Stock-based compensation expense included in sales and marketing	16,157	20,463
Stock-based compensation expense included in general and administrative	5,493	5,612
Amortization of intangible assets expense included in operating expenses	28,007	29,730
Total operating expense adjustments	58,842	66,436
Total operating income adjustments	90,220	100,159
Call premium cost and original issue discount and debt issuance costs related to lenders that did not participate in refinancing	15,299	—
Tax provision impact from passage of California Proposition 39 - Single Sales Factor apportionment	78,206	—
Income tax effect of non-tax adjustments	(33,101)	(33,003)
Non-GAAP net income	$176,318	$165,036
Non-GAAP net income per share — basic	$0.39	$0.36
Non-GAAP net income per share — diluted	$0.38	$0.35
Shares used in non-GAAP per share calculation — basic	453,988	455,017
Shares used in non-GAAP per share calculation — diluted	466,620	472,793